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                                                                 EXHIBIT 10.24.2



NOTE: CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2(b) UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                SECOND AMENDMENT
                    TO PREFERRED STOCK INVESTMENT AGREEMENT

         This SECOND AMENDMENT TO PREFERRED STOCK INVESTMENT AGREEMENT (this "AMENDMENT") is dated as of March 14, 1997, and entered into by and among CD Radio, Inc., a Delaware corporation ("CDRD") and the undersigned investors and any additional investor that signs a counterpart to this Amendment (collectively, "INVESTORS"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Preferred Stock Investment Agreement dated as of October 23, 1996, by and between CDRD and Investors, as amended by the First Amendment to Preferred Stock Investment Agreement, dated as of March 7, 1997 (the "FIRST AMENDMENT", as so amended, the "PREFERRED STOCK INVESTMENT AGREEMENT").

                                    RECITALS

                 WHEREAS, CDRD and Investors desire to amend the Preferred Stock Investment Agreement as set forth below;

                 NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

                 SECTION 1.   AMENDMENTS TO THE PREFERRED STOCK INVESTMENT
                              AGREEMENT

                 1.1 AMENDMENT OF RECITALS: The Recitals to the Preferred Stock Investment Agreement shall be amended by deleting the third Recital and replacing such Recital with a new Recital as follows:

                          "WHEREAS, CDRD will have the option to sell to the
                 Investors a number of Preferred Shares [confidential portion omitted] ("SECOND CLOSING SHARES") after the First Closing Shares have been sold, subject to the terms and conditions set forth in this Agreement."

                 1.2 AMENDMENT OF SECTION 1.1: PURCHASE AND SALE OF PREFERRED SHARES. Section 1.1 of the Preferred Stock Investment Agreement is hereby amended by deleting such Section in its entirety and substituting the following therefor:

                          "Section 1.1 Purchase and Sale of Preferred Shares.
                 Upon the following terms and conditions, CDRD shall issue and sell to each Investor severally, and each Investor severally shall purchase from CDRD, the number of First Closing Shares and up to the number of Second Closing Shares indicated next to such Investor's name on Schedule I attached to this Agreement."

                 1.3 AMENDMENT OF SECTION 1.4: THE SECOND CLOSING. Section 1.4(a)(i)(A) of the Preferred Stock Investment Agreement is hereby amended deleting such clause in its entirety and substituting the following therefor:

                 "(A) [confidential portion omitted] after written notice ("SECOND CLOSING NOTICE") from CDRD electing to sell an aggregate number to all Investors of Second Closing Shares specified in such Second Closing Notice [confidential portion omitted] and which Second Closing Notice shall be delivered to the Investors not earlier than


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                 the First Closing Date and not later than [confidential
                 portion omitted] after the First Closing Date; and "

Section 1.4 of the Preferred Stock Investment Agreement is hereby further amended by adding after the last sentence of clause (a) thereof the following sentence:

                 "On the Second Closing Date each Investor shall purchase a number of Second Closing Shares equal to the total number of Second Closing Shares to be sold to all Investors on such date as specified in the Second Closing Notice multiplied [confidential portion omitted] of the number of First Closing Shares purchased by such Investor divided [confidential portion omitted] of First Closing Shares sold to all Investors."

                 1.4 NEW SECTION 3.14: MINIMUM DRAW AMOUNT. The Preferred Stock Investment Agreement is hereby amended by adding a new Section 3.14 as follows:

                          "Section 3.14 Minimum Draw Amount.  If CDRD
                 [confidential portion omitted], CDRD shall [confidential portion omitted], however, that in no event shall CDRD be permitted to [confidential portion omitted] to Investors [confidential portion omitted] issuable under this Agreement nor required to sell more Preferred Shares to Investors [confidential portion omitted]."

                 1.5 AMENDMENT OF SECTION 7.3: ENTIRE AGREEMENT; AMENDMENTS; ADDITIONAL INVESTORS; INCREASED COMMITMENTS. Section 7.3(b) of the Preferred Stock Investment Agreement is hereby amended by deleting such clause in its entirety and substituting the following therefor:

                 "(b) (i) Any Investor may increase its commitment under this Agreement at any time on or prior to the First Closing Date to purchase such number of First Closing Shares and up to such number of Second Closing Shares as shall be agreed between such Investor and CDRD in writing. Upon execution of a written agreement regarding such commitment by such Investor and CDRD, such Investor shall be obligated to purchase and CDRD shall be obligated to sell the number of additional First Closing Shares and up to the number of additional Second Closing Shares set forth in such commitment pursuant to the terms of this Agreement;

                          (ii) Any individual or other legal entity may become an additional investor under this Agreement at any time on or prior to the First Closing Date with respect to such number of First Closing Shares and up to such number of Second Closing Shares as shall be agreed between such Investor and CDRD. Any additional investor under this Agreement may become an additional investor by executing and delivering a counterpart to the most recent amendment to the Preferred Stock Investment Agreement, as amended to the date of such execution. Upon delivery of any such counterpart and acceptance thereof by CDRD, such counterpart shall be attached to such amendment, such additional investor shall be an Investor (such term as used in this Agreement to include such additional Investor) and such additional investor shall be as fully a party to this Agreement as if such additional investor were an original signatory of this Agreement. No consent of any other Investor shall be required for such addition;

                 in each case, Schedule I to this Agreement and Exhibits A, B, C and D to Schedule A to Exhibit 2 to this Agreement, automatically shall be revised to reflect the new allocation of First Closing Shares and Second Closing Shares to such Investor





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                 pursuant to clause (b)(i) above or the joining of such
                 additional investors to this Agreement pursuant to clause
                 (b)(ii) above, as the case may be."

                 1.6 AMENDMENT TO SECTION 7.1: PLACEMENT AGENT FEE. Section 7.1(B) of the Preferred Stock Investment Agreement is hereby amended by adding after the first occurrence of the words "Preferred Shares" in such clause, the parenthetical "(or securities of CDRD that are either pari passu or junior in seniority, structure and maturity to the Preferred Shares)".

                 1.7 AMENDMENT OF SCHEDULE A TO EXHIBIT 2: PREFERRED CUSTODY SERVICES ESCROW AGREEMENT.

                 (A) Schedule A to Exhibit 2 to the Preferred Stock Investment Agreement is hereby amended by deleting clause 3(a) thereof in its entirety and substituting therefor the following:

                          "(a)    at the close of [confidential portion
                 omitted], if (1) [confidential portion omitted] (as defined below) is met and (2) each of [confidential portion omitted], that Party A have at that time [confidential portion omitted] (from the proceeds from the sale of the Second Closing Shares and/or any other binding commitments that are either pari passu or junior in seniority, structure and maturity to the Preferred Shares) for an amount sufficient, together with the Escrowed Property to be released to Party A, to enable Party A to [confidential portion omitted]; or"

                 (B) Schedule A to Exhibit 2 is hereby further amended by deleting the last two provisos in Section 4(a) thereof.

                 (C) Schedule A to Exhibit 2 is hereby further amended by deleting the second full paragraph of Exhibit A thereof in its entirety and replacing such paragraph with the following:

                          "The following conditions for release of the Escrowed
                 Property have been met: (i) [confidential portion omitted] and (ii) each of the conditions set forth in Article IV of the Investment Agreement and applicable to the First Closing have been fulfilled or waived in accordance with the Investment Agreement."

                 (D) Schedule A to Exhibit 2 is hereby further amended by deleting Annex A thereto in its entirety and replacing such Annex A with Annex A hereto.

                 (E) Schedule A to Exhibit 2 is hereby further amended by deleting the contents of Exhibit B thereto in their entirety and replacing such contents with the words "Intentionally Omitted".

          SECTION 2.      MISCELLANEOUS

                 2.1 REFERENCE TO AND EFFECT ON THE PREFERRED STOCK INVESTMENT AGREEMENT.

                 (i) Each reference in the Preferred Stock Investment Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import referring to the Preferred Stock Investment Agreement and each reference in the Preferred Stock Investment Agreement and other related agreements to the "Investment Agreement", "thereunder" "thereof" or words of like import referring to the Preferred Stock Investment Agreement shall mean and be a reference to the Preferred Stock Investment Agreement, as amended by the First Amendment to Preferred Stock Investment Agreement, dated as of March 7, 1997, and as further amended by this Amendment.





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                 (ii)     Except as specifically amended by this Amendment, the
         Preferred Stock Investment Agreement shall remain in full force and effect and is hereby ratified and confirmed.

                 2.2 COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                  [Remainder of page intentionally left blank]





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                                    ANNEX A




             ANNEX A TO EXHIBIT A TO SCHEDULE A TO ESCROW AGREEMENT

                DETERMINATION OF [CONFIDENTIAL PORTION OMITTED]


[confidential portion omitted]

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                           CD RADIO INC.


                                           By:
                                              ---------------------------
                                             Name:
                                             Title:





                INVESTORS' SIGNATURE PAGES HAVE BEEN OMITTED
                  PURSUANT TO A REQUEST FOR CONFIDENTIALITY





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